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                                                                  Exhibit 10



                        INDEPENDENT AUDITORS' CONSENT



     We consent to the use in this Post Effective Amendment No. 5 to the Registration Statement No. 33-41629 of Sun Life (N.Y.) Variable Account C on Form N-4 of our report dated February 6, 1998 accompanying the financial statements of Sun Life (N.Y.) Variable Account C and our report dated February 5, 1998 accompanying the statutory financial statements of Sun Life Insurance and Annuity Company of New York appearing in the Prospectus, which is a part of such Registration Statement, and to the incorporation by reference of our report dated February 5, 1998 appearing in the Annual Report on Form 10-K of Sun Life Insurance and Annuity Company of New York for the year ended December 31, 1997.

     We also consent to the reference to us under the headings "Condensed Financial Information - Accumulation Unit Values" and "Accountants" in such Prospectus.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 28, 1998